SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12
StockerYale, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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StockerYale, Inc.

NOTICE OF SPECIAL MEETING IN LIEU OF AN ANNUAL MEETING OF STOCKHOLDERS

The Special Meeting in lieu of an Annual Meeting of Stockholders (the "Meeting") of StockerYale, Inc. (the "Company"), a Massachusetts corporation, will be held at the Company's headquarters, 32 Hampshire Road, Salem, New Hampshire 03079, on Monday, May 17, 2004 at 10:00 a.m., local time, for the following purposes:

1.	To elect six directors to serve until the next annual meeting and until their successors are duly elected and qualified,
2.	To approve the 2004 Stock Option and Incentive Plan as approved by the Board of Directors, and
3.	To consider and act upon any other matters that may be properly brought before the Meeting and any adjournments or postponements thereof as well as on other matters incident to the conduct of the Meeting and variations and amendments in the matters described herein.

Accompanying this Notice of Meeting is a proxy statement and a proxy card, together with the 2003 Annual Report of the Company and the audited consolidated financial statements for the year ended December 31, 2003.

Stockholders of record at the close of business on March 19, 2004 are entitled to notice of, and to vote at the Meeting and any adjournments or postponements thereof.

Whether or not you plan to attend the Meeting in person, you are asked to complete, sign, date, and return the enclosed proxy. A proxy may not be effective unless it is received at the office of the Company's transfer agent and registrar, Proxy Services, EquiServe, P.O. Box 8694, Edison, NJ 08818-8694 not less than 48 hours before the time fixed for the Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Francis J. O'Brien, Clerk
April 19, 2004

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3 / STKR / Schedule 14A	2004 PROXY STATEMENT

STOCKERYALE, INC.

PROXY STATEMENT
as of April 19, 2004

SOLICITATION OF PROXIES

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of StockerYale, Inc. (the "Company"), a Massachusetts corporation, for use at the Special Meeting in lieu of an Annual Meeting of Stockholders (the "Meeting") of the Company to be held at 10:00 a.m., local time, on Monday, May 17, 2004 at the Company's headquarters located at 32 Hampshire Road, Salem, New Hampshire, 03079 for the purposes set forth in the Notice of Special Meeting in lieu of an Annual Meeting of Stockholders. This proxy statement and proxy card are first being sent to stockholders on or about April 19, 2004.

APPOINTMENT OF PROXYHOLDERS

The persons named in the accompanying proxy card are designated as proxyholders by management of the Company.

To be valid, the completed, signed, and dated proxy card should be received at the office of the Company's transfer agent and registrar, Proxy Services, EquiServe, P.O. Box 8694, Edison, NJ 08818-8694 not less than 48 hours before the time fixed for the Meeting.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, HOLDERS OF COMMON STOCK ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

VOTING AND PROXIES

The shares of the Company's common stock, par value $.001 per share, represented by a properly executed and deposited proxy will be voted on any matter to properly come before the Meeting or any adjournments or postponements thereof that may be called for or required by law and, if the stockholder specifies a choice with respect to any matter to be acted upon, such shares of common stock will be voted accordingly at the Meeting or any adjournments or postponements thereof. If a choice with respect to such matters is not clearly specified, the persons designated by management in the form of proxy will vote the shares represented by the proxy (i) "FOR" the election to the Board of Directors of the nominees; (ii) "FOR" the approval of the 2004 Stock Option and Incentive Plan; and (iii) in the discretion of the persons named as proxies, upon such other matters as may properly come before the Meeting or any adjournment or postponement thereof, as well as on matters related to the conduct of the Meeting.

The proxy confers discretionary authority upon the named proxyholder with respect to amendments to or variations in matters identified in the accompanying Notice of Meeting and other matters that may properly come before the Meeting, as well as on matters incident to the conduct of the Meeting. As of the date of this proxy statement, management is not aware of any amendment, variations or other matters. If such should occur, the persons designated as proxies by management will vote thereon in accordance with their best judgment, exercising discretionary authority.

The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of common stock issued and outstanding and entitled to vote is necessary to constitute a quorum for the transaction of business at the Meeting. Abstentions, votes withheld from Director nominees and "broker non-votes" (i.e., shares represented at the Meeting which are held by a broker or other nominee as to which (i) voting instructions have not been received from the beneficial owners or persons entitled to vote such shares and (ii) the broker does not have discretionary authority to vote such shares) shall be treated as shares that are present and entitled to vote for purposes of determining whether a quorum is present. With respect to the election of Directors, the By-Laws of the Company provide that such election shall be determined by a plurality of the votes cast by the stockholders. Therefore, abstentions and broker non-votes will have no effect on the outcome of the election of Directors. Approval of the 2004 Stock Option and Incentive Plan requires the affirmative vote of a majority of the total votes cast by the stockholders on this proposal. Therefore, abstentions and broker non-votes will have no effect on the outcome of the vote on the 2004 Stock Option and Incentive Plan.

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REVOCATION OF PROXIES

A stockholder who has given a proxy may revoke it as to any matter on which a vote has not already been cast pursuant to the authority conferred on the proxy, by delivering a later-dated proxy, by delivering to the Clerk of the Company a written revocation of such proxy, or by appearing and voting in person at the Meeting.

ANNUAL REPORT

All holders of record are being sent herewith copies of the Company's 2003 Annual Report and Form 10-K, which contains audited financial statements of the Company for the fiscal year ended December 31, 2003. The Annual Report, however, is not part of the proxy soliciting material.

PRINCIPAL EXECUTIVE OFFICE

The Company's principal executive office is located at 32 Hampshire Road, Salem, New Hampshire 03079, and its telephone number is (603) 893-8778.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The voting securities of the Company consist of its common stock. As of March 19, 2004 there were 17,400,076 shares of common stock issued and outstanding, each share carrying the right to one vote. The Directors of the Company have fixed March 19, 2004 as the record date (the "Record Date") for determining stockholders entitled to receive notice of, to attend and to vote at the Meeting or any adjournment or postponement thereof. Transferees of common stock after the Record Date will not be entitled to notice of, or to vote at, the Meeting.

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SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

The following table sets forth, to the best knowledge of the Company, certain information regarding the beneficial ownership of the Company's common stock, as of February 28, 2004, by each person known to the Company to be the beneficial owner of more than 5% of any class of the voting stock of the Company, each Director of the Company, and each of the executive officers named in the Summary Compensation Table below and all of the Company's Directors and executive officers as a group.

Name and Address (1)	Number of Shares of Common stock Beneficially Owned (2)		Percent of Common Stock Beneficially Owned (3)
Mark W. Blodgett	3,602,858		20.0%
George A. Fryburg	135,550		*
Lawrence W. Blodgett	114,753	(4)	*
Paul Jortberg	84,450		*
Steven E. Karol	58,725	(5)	*
Francis J. O'Brien	51,850		*
Raymond J. Oglethorpe	43,525		*
Dietmar Klenner	0		*
Patrick J. Zilvitis	0		*

All Directors and Executive Officers as a group (10 persons)	4,134,011		22.4%

Van Wagoner Capital Management Inc., 345 California Street, Suite 2450 , San Francisco , CA 94104	2,396,060	(6)	13.5%

Van Wagoner Funds, Inc., 345 California Street, Suite 2450 , San Francisco , CA 94104	775,000	(7)	4.5%

Eureka Interactive Fund Limited, c/o Marshall Wace Asset Management, 29 Queen Anne's Gate, London , England SW1H 9BU	1,627,200	(8)	9.2%

*	Less than one percent.
(1)	Unless otherwise stated, the address for the named party is c/o StockerYale, Inc., 32 Hampshire Road Salem , NH 03079 .
(2)

Includes shares which may be acquired upon the exercise of stock options that are currently exercisable or that will be exercisable within 60 days of February 28, 2003 in the following amounts: Mr. Mark W. Blodgett, 590,100 shares of common stock, Mr. Fryburg, 133,800 shares of common stock, Mr. Lawrence W. Blodgett, 7,500 shares of common stock, Mr. Jortberg, 84,450 shares of common stock, Mr. Karol, 26,225 shares of common stock, Mr. Oglethorpe, 34,625 shares of common stock, Mr. Abbey, 36,300 shares of common stock, Mr. O'Brien, 51,850 shares of common stock, and all Directors and executive officers as a group, 964,850 shares of common stock.

(3)

In computing the number of shares of common stock beneficially owned by a person, shares of common stock subject to options held by that person or outside investor that are currently exercisable or that become exercisable within 60 days of February 28, 2004 and shares of common stock issuable upon conversion of currently convertible securities or securities that could become convertible within 60 days of February 28, 2004 held by that person or outside investor are deemed outstanding.

(4)	Includes 22,200 shares owned indirectly through the Lawrence W. Blodgett Trust, of which Lawrence W. Blodgett is a Trustee. Includes 6,750 owned indirectly through Mr. Blodgett's spouse.
(5)	Includes 20,000 shares owned by HMK Enterprises. Mr. Karol is President and Chief Executive Officer of HMK Enterprises.
(6)

Information obtained from Schedule SC 13G filed with the Securities and Exchange Commission on February 10, 2004 for the period ended December 31, 2003, as modified to include an additional 312,500 shares under outstanding common stock purchase warrants.

(7)	Information obtained from Schedule SC 13G filed with the Securities and Exchange Commission on February 10, 2004 for the period ended December 31, 2003.
(8)	Information obtained from Schedule SC 13G/A filed with the Securities and Exchange Commission on February 12, 2003 for the period ended December 31, 2002, as modified to include an additional 270,000 shares under a convertible debt agreement and 112,500 shares under outstanding common stock purchase warrants.

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MATTERS TO BE ACTED UPON

Item 1-Election of Directors

The By-laws provide for the Company's business to be managed by or under the direction of the Board. Directors serve in office until the next annual meeting of the stockholders and until their successors have been duly elected and qualified. Management proposes the persons named in the following table for election as Directors of the Company. Each Director elected will hold office until the next annual meeting of stockholders and until his successor, if any, is elected and qualified, unless he resigns or becomes disqualified to act as a Director. Each nominee is currently serving as a Director of the Company. Stockholders may vote for no more than six nominees for Director.

The affirmative vote of a plurality of the shares present and voting in person or by proxy at the Meeting is necessary to elect each of these individuals as Directors. The Company anticipates that each of the nominees will serve, if elected, as a Director. However, if any person nominated by is unable to accept election, the proxies will be voted for the election of such other person or persons as the Board of Directors may nominate and recommend. The following information concerning the respective nominees has been confirmed by each of them as of February 28, 2004:

PROPOSED NOMINEES AND PRINCIPAL OCCUPATIONS

Proposed Nominee; Principal Occupation	Age	Director Since

Mark W. Blodgett Chairman of the Board and Chief Executive Officer	47	1989
Lawrence W. Blodgett Consultant	69	1998
Patrick J. Zilvitis Consultant, former Chief Information Officer of the Gillette Company	61	2004
Steven E. Karol Chairman and Chief Executive Officer of Watermill Ventures	49	1997
Dietmar Klenner Managing Partner, Meridian Global Advisors, LLC	49	2003
Raymond J. Oglethorpe Former President of America Online, Inc.	59	2000

The Board of Directors recommends that you vote "FOR" the nominees named above.

Unless otherwise specified in the enclosed proxy, the persons named in the enclosed proxy intend to vote the shares of common stock represented by each properly executed proxy "FOR" each of the nominees named above.

Information Regarding Directors

The principal occupation and business experience of each director is set forth below:

        Mark W. Blodgett purchased a majority of the shares of the common stock of the Company in 1989 and since then he has maintained overall responsibility for daily operations and strategic planning. Prior to joining the Company in 1989, Mr. Blodgett worked for a private merchant bank (1988-1989); was a corporate vice president at Drexel Burnham Lambert, Inc. in New York (1980-1988); and was a merger and acquisition associate for European American Bank in New York (1979-1980). Mr. Blodgett holds an M.A. Honors from the University of St. Andrews, Scotland. Mr. Blodgett is actively involved in the Young Presidents Organization. Mark W. Blodgett is the son of Lawrence W. Blodgett, a Director of the Company, and has been a Director of the Company since 1989.

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        Lawrence W. Blodgett was the Vice President of Operations for The Andrew Jergens Company prior to becoming a consultant in improving processes and practices in factory performance, engineering solutions and systems implementation for North American & Western European companies. Before The Andrew Jergens Company, Mr. Blodgett served as a Vice President of Manufacturing for Chesebrough-Pond in their Greenwich, Connecticut facilities. Lawrence W. Blodgett is the father of Mark W. Blodgett. Mr. Blodgett has been a Director of the Company since 1998.

        Patrick J. Zilvitis  is currently a consultant, most recently acting as Chief Information officer at Segway LLC in Manchester, New Hampshire. He was previously chief information officer and corporate vice president for The Gillette Company. Mr. Zilvitis is a Magna Cum Laude engineering graduate from the University of Notre Dame and earned a master's degree in mechanical engineering at the University of Michigan, attending on a National Science Foundation fellowship. Mr. Zilvitis has been a Director of the Company since February 2004. He is currently a director at ANSYS, Inc., an engineering software company in Pittsburgh, Pennsylvania.

        Steven E. Karol is President and Chief Executive Officer of Watermill Ventures, a diversified manufacturing and distribution company with operations in building materials, modular housing, rubber compounding, environmental and strategic consulting. Mr. Karol received his Bachelor of Science degree at Tufts University, and he is a graduate of the President's Program on Leadership (PPL) at the Harvard University Graduate School of Business Administration. Mr. Karol has been a Director of the Company since 1997.

        Dietmar E. Klenner worked for American Express International Banking Corporation and Merrill Lynch from 1979 to 1989 before founding the financial asset services firm, KS Securities Asset Management. In 2001, Mr. Klenner merged KS Securities into the Austrian Investment Management Company to create Austria's largest private asset firm. Active on numerous boards, Mr. Klenner recently co-founded Meridian Global Advisors, which focuses on counseling small to mid-size companies on increasing shareholder value, direct investments, real estate holdings, and achieving market leadership. Mr. Klenner has been a Director of the Company since June 2003.

        Raymond J. Oglethorpe retired as President of America Online, Inc. in September 2002. He currently serves on the Board of Trustees of The George Washington University and St. Edwards's School. Prior to joining America Online in 1994, Mr. Oglethorpe directed Redgate Communications Corporation's (a subsidiary of America Online) domestic and international sales, marketing, and client service organization. Mr. Oglethorpe received his Bachelor of Science degree in Electrical Engineering from the University of Arizona and his MBA from George Washington University. Mr. Oglethorpe has been a Director since July 2000.

BOARD OF DIRECTORS AND ITS COMMITTEES

Board of Directors. The Company was managed in 2003 by a six member Board of Directors. The Board met in person or by telephone on six occasions during fiscal 2003. Each of the Directors attended at least 75% of the total number of meetings of the Board of Directors and of meetings of the committees of the Board of Directors of which he was a member that occurred during the time that such individual was a Director. The Board of Directors has determined that each of Messrs. Karol, Klenner, Oglethorpe and Zilvitis is an "independent director" in accordance with Nasdaq listing requirements. Therefore, the Company currently has a majority of "independent directors."

Audit Committee. The Audit Committee is a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"). From January 1, 2003 to May 4, 2002, the Audit Committee has consisted of Steven E. Karol, who serves as chairman of the Audit Committee, Clifford L. Abbey and Dr. Herbert Cordt. On May 4, 2004, Dr. Herbert Cordt ceased to be a member of the Audit Committee in connection with his resignation from the Board of Directors. Mr. Klenner joined the Board of Directors and the Audit Committee in June 2003. After ten years of service Mr. Abbey resigned from the Board of Directors and the Audit Committee in February 2004. The Board of Directors has determined that the members of the Audit Committee are "independent" under the rules of the NASDAQ Stock Market. The Audit Committee meets with the Company's independent auditors to review the adequacy of the Company's internal control systems and financial reporting procedures; reviews the general scope of the Company's annual audit and the fees charged by the independent auditors; and performs such other functions as may be required by any stock exchange or over the counter market upon which the Company's securities may be listed or quoted. The Audit Committee met four times during fiscal 2003 and twice in 2004 to discuss the audited consolidated financial statements for the fiscal year ended December 31, 2003. The Board of Directors has determined that Mr. Steven E. Karol qualifies as the "audit committee financial expert" and is "independent" under the Exchange Act by reason of his experience previously identified in this proxy statement.

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Governance, Nominating and Compensation Committee. The GNC Committee consists of Raymond J. Oglethorpe and Patrick Zilvitis, each of whom the Board has determined are "independent" under the Nasdaq Stockmarket rules. The GNC Committee is responsible for (i) establishing and maintaining Corporate Governance Guidelines, (ii) recommending nominees to the Board of Directors and (iii) reviewing and approving the compensation to be paid to the chief executive officer and other executive officers of the Company and to grant options and stock awards under the Company's stock option and incentive plans. The GNC Committee is currently drafting a charter for the committee, however, the GNC Committee does not have a charter at this time.

During 2003, the Compensation Committee, which consisted of Raymond J Oglethorpe and Clifford L. Abbey met four times. The Compensation Committee formerly performed the functions relating to compensation now performed by the GNC Committee.

The GNC Committee has a policy that it will review and evaluate the qualifications of any director candidates who have been recommended by stockholders of the Company in compliance with policies adopted by the GNC Committee. According to those policies, any stockholder submitting a recommendation for a director candidate must submit it to the Clerk of the Company at the Company's corporate headquarters not later than the 120th calendar day before the date the Company's proxy statement was released to stockholders in connection with the previous year's annual meeting. The Clerk of the Company will forward all recommendations to the GNC Committee. The stockholder's recommendation must include information required by the GNC Committee Charter, including information about the stockholder making the recommendation and about the proposed director candidate. The GNC Committee believes that any nominee that it recommends for a position on the Company's Board of Directors must possess high standards of personal and professional integrity, and have demonstrated business judgment and such other characteristics as it deems appropriate to demonstrate that he or she would be effective, in conjunction with the other directors and nominees for director, in serving the best interest of the Company's stockholders. The GNC Committee may solicit recommendations for director nominees from non-management directors, the Company's Chairman and Chief Executive Officer or other executive officers, third-party search firms or any other source that it deems appropriate. To evaluate any potential nominee, the GNC Committee will review and evaluate the qualifications of any proposed director candidate and conduct inquiries into his or her background to the extent that it deems appropriate under the circumstances. In identifying and evaluating proposed director candidates, the GNC Committee may consider, in addition to the criteria approved by the Board, all facts and circumstances that it deems appropriate or advisable, including, among other things, the skills of the proposed director candidate, his or her depth and breadth of business experience or other background characteristics, his or her independence and the needs of the Board. All proposed director candidates will be evaluated in the same manner, regardless of the source of the initial recommendation.

Communication With the Board of Directors. Shareholders and other interested parties may communicate with the Board of Directors, including the independent directors, by sending written communication to the directors c/o the Chairman of the Board, 32 Hampshire Road, Salem, NH 03079. All such communications will be reviewed by the Chairman, or his designate, to determine which communications will be forwarded to the directors. All communications will be forwarded except those that are related to Company products and services, are solicitations, or otherwise relate to improper or irrelevant topics, as determined in the sole discretion of the Chairman, or his designate.

The Chairman shall maintain and provide copies of all such communications received and determined to be forwarded, to the Board of Directors in advance of each of its meetings. In addition, the Chairman will indicate to the board the general nature of communications that were not determined to be forwarded and such communications will be held until each board meeting to be reviewed by any interested director.

Policy on Attending Annual Meeting. The Company has a policy and practice of requiring all directors standing for election at an annual meeting of Shareholders to attend such meeting. All of the Company's directors attended the Company's annual meeting of its Shareholders held on May 15, 2003.

AUDIT COMMITTEE REPORT

We have reviewed and discussed with management the Company's audited consolidated financial statements as of and for the fiscal year ended December 31, 2003. We have discussed with the Company's independent auditors, Deloitte & Touche LLP, the matters required to be discussed by Statement on Auditing Standards No. 61. We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, as may be modified or amended, and have discussed with the auditors their independence.

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The Audit Committee acts pursuant to the Audit Committee Charter. During fiscal 2001, the Audit Committee adopted a formal Committee Charter, which sets forth responsibilities of the Committee. This Charter was reviewed and approved by the Board of Directors. The Committee reviews this Charter on an annual basis to assess its adequacy. Each of the members of the Audit Committee qualifies as an "independent" Director under the current listing standards of the NASDAQ stock market.

Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the consolidated financial statements referred to above be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

Audit Committee
Steven E. Karol
Clifford L. Abbey
Dietmar E. Klenner

GOVERNANCE, NOMINATING AND COMPENSATION ("GNC") COMMITTEE REPORT ON COMPENSATION

The following report of the GNC Committee describes its compensation policies applicable to our executive officers, including the Chief Executive Officer, Mr. Blodgett, with respect to compensation for 2003.

Compensation Philosophy

The GNC Committee's philosophy in setting compensation policies for executive officers is to maximize stockholder value over time. The GNC Committee establishes compensation policies that apply to the executive officers, including Mr. Blodgett, and evaluates the performance of these officers. The GNC Committee strongly believes that executive compensation should be directly linked to continuous improvements in corporate performance, including: increases in revenues, profits, and stockholder value.

In this regard, the GNC Committee has adopted the following guidelines for compensation decisions:

●	Provide a competitive total compensation package that enables the Company to attract and retain key executive talent.
●	Align pay programs with the Company's annual and long-term business strategies and objectives.
●	Provide variable compensation opportunities that are directly linked to the Company's performance and that link executive reward to stockholder return.

The GNC Committee focuses primarily on the following three components in forming the total compensation package for the Company's executive officers:

●	Base Salary
●	Bonus Plan
●	Long-Term Incentives

Base Salary

The GNC Committee believes that Mr. Blodgett's compensation is competitive within the industry. For the Company's other executive officers, Mr. Blodgett, in consultation with the committee, has established base salary ranges that the committee believes are competitive in the industry, linking a portion of these executives' total compensation to annual bonuses. Base salary is targeted at the competitive median for competitors in technology companies located in the Northeast United States. For the purpose of establishing these levels, the Company compares itself to a self-selected group of technology companies that compete in the Company's primary line of business, which is the design and manufacture of structured light lasers, light emitting diodes (LEDs), fiber optic and fluorescent technologies as well as optical fiber and phase masks.
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There are currently 14 companies in this comparison group, which is subject to occasional change as the Company or its competitors change their focus, merge or are acquired, or as new competitors emerge.

Bonus Plan

The GNC Committee is in the process of implementing an annual bonus plan designed to provide management with an incentive program tied to specific revenue, operating profit and cash flow goals in the current fiscal year. The plan would be a collaboration of corporate and subsidiary goals, which provides incentives to officers and managers to coordinate and implement strategies to significantly improve financial performance and enhance shareholder value. Bonuses under the plan could range from 10% to 40% of annual compensation.

Long-Term Incentives

The principal form of long-term incentive compensation is the grant of stock options. The GNC Committee is responsible for determining the individuals to whom grants should be made, the timing of grants, and the number of shares subject to each option. Other than stock options, the GNC Committee made no other long-term performance awards during the last fiscal year. Stock option awards are granted based on individual and/or corporate performance as determined subjectively by the GNC Committee. The GNC Committee considers grants of options to executive officers during each fiscal year.

Stock options provide the Company's executive officers with the opportunity to share in the appreciation of the value of the stock. The GNC Committee believes that stock options directly motivate an executive to maximize long-term stockholder value. The option vesting periods encourage key employees to continue their employment with the Company.

All options to executive officers to date have been granted at the fair market value of the underlying common stock on the date of the grant. The GNC Committee considers the grant of each option subjectively, considering factors such as the individual performance of executive officers and competitive compensation packages in the industry. Certain executive officers received option grants in 2003 as disclosed in this proxy statement.

Internal Revenue Code Section 162(m)

The GNC Committee has determined that it is unlikely that the Company would pay any material amounts in fiscal 2003 that would result in the loss of a Federal income tax deduction under Section 162 (m) of the Internal Revenue Code of 1986, as amended, and accordingly, has not recommended that any special actions be taken or that any plans or programs be revised at this time in light of such tax law provision.

Summary

The GNC Committee believes that the Company's executive compensation philosophy of paying the Company's executive officers by means of competitive base salaries, bonus, and long-term incentives, as described in this report, serves the interests of the Company and its stockholders.

Governance, Nominating and Compensation Committee
Raymond J. Oglethorpe
Clifford L. Abbey
Patrick J. Zilvitis

COMPENSATION OF DIRECTORS

Under the 2000 Stock Option and Incentive Plan, each Director who is not an officer or employee of the Company (a "Non-employee Director") will receive an annual stock option grant to purchase 10,000 shares of common stock, beginning with the annual meeting following such Director's initial election to the Board. Unless earlier terminated, all options granted to Independent Directors under the 2000 Stock Option and Incentive Plan vest twenty-five percent per year over four years on the anniversary of the grant of such options.

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EXECUTIVE OFFICERS

The names and ages of all current executive officers of the Company and their principal occupation and business experience during the last five years are as set forth below.

Name	Age	Position
Mark W. Blodgett (1)	47	Chief Executive Officer and Chairman of the Board of Directors
Francis J. O'Brien	56	Executive Vice President, Chief Financial Officer and Treasurer
Ricardo Diaz	62	Chief Operating Officer

(1)	For description of business experience, please refer to "Information Regarding Directors" above.

        Francis J. O'Brien joined StockerYale as Executive Vice President and Chief Financial Officer in October 2001 and is responsible for all aspects of financial management, including accounting and treasury functions and corporate compliance resources. Prior to joining the Company, Mr. O'Brien served as Director of Finance and Business Development for Analogic Corporation. Previously, he was the Corporate Vice President of Finance and Administration for Addison Wesley Longman, directing the finance, accounting, information technology and administrative functions. Mr. O'Brien earned his MBA from Suffolk University and his B.A. from the University of Massachusetts. He is a Certified Public Accountant.

Ricardo Diaz was General Manager at Harris Microwave Division where he was instrumental in positioning Harris in the world market beginning in 1990. He had significant success in making Harris' operations profitable by expanding product lines, improving manufacturing processes, organizing customer management and vendor programs. International sales increased by expanding the Canadian Montreal operation and adding two new companies in China and Brazil. In the year 2000, Mr. Diaz founded BroadTel Communications, a broadband wireless product company based in Cupertino, California, with R&D laboratories in Montreal, Canada. He was President and CEO of the company until October 2002 when it was sold to a larger competitor. Mr. Diaz has three formal degrees including an Electrical Engineering Degree from the Catholic University of Cordoba, a Master's of Science in Electrical Engineering, and a Master of Management from the University of Pittsburgh.

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COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Summary Compensation Information

The table below sets forth summary compensation information for the last three completed fiscal years ended December 31, 2002, 2001 and 2000, with respect to the Chief Executive Officer and the other five most highly compensated executive officers as well as one executive officer who was no longer serving as an executive officer at the end of the 2001 fiscal year (the "Named Executive Officers").

		Annual Compensation						Long-Term Compensation
Name and Position								Securities Underlying Options	All Other Compensation
	Year	Salary		Bonus		Total					(1)
Mark W. Blodgett Chairman and Chief Executive Officer	2003 2002 2001	$ $ $	354,308 383,332 400,000	$ $ $	- - -	$ $ $	354,308 383,332 400,000	1,069,400 970,000 670,000	$ $ $	- 2,019 2,625
Alain Beauregard (3) Founder and Chief Technology Officer	2003 2002 2001	$ $ $	169,574 214,499 205,373	$ $ $	- - 9,615	$ $ $	169,574 214,499 214,908	248,000 238,000 190,000	$ $ $	- - -
Francis J. O'Brien (2) Executive Vice President and Chief Financial Officer	2003 2002 2001	$ $ $	155,356 153,588 24,616	$ $ $	- - -	$ $ $	155,356 153,588 24,616	152,400 132,400 75,000	$ $ $	- - -
George A. Fryburg (4) Executive Vice President and Chief Operating Officer	2003 2002 2001	$ $ $	146,423 169,962 161,473	$ $ $	- - -	$ $ $	146,423 169,962 161,473	238,800 228,800 168,800	$ $ $	2,814 1,425 2,503
Luc Many Senior Vice President-Sales and Marketing Illumination	2003 2002 2001	$ $ $	123,416 112,212 116,064	$ $ $	44,307 30,897 76,501	$ $ $	167,723 143,109 192,565	174,600 139,600 78,000	$ $ $	- - -
Paul J. Jortberg Senior Vice President-Sales and Marketing Optical Components	2003 2002 2001	$ $ $	110,048 122,733 125,000	$ $ $	16,595 37,500 37,500	$ $ $	126,643 160,233 162,500	187,800 187,800 90,000	$ $ $	2,751 2,613 1,307

(1)	Amounts reported represent Company contributions to a defined contribution plan.
(2)	Mr. O'Brien became an employee of the Company on October 29, 2001.
(3)	Mr. Beauregard resigned as President and as a Director of the Company in September 2002.
(4)	Mr. Fryburg resigned as Executive Vice President and Chief Operating Officer effective December 1, 2003.

Option Grants in Last Fiscal Year

The table below sets forth grants of options to purchase shares of common stock pursuant to the 1996 and 2000 Stock Option Plans made during the last completed fiscal year to the Named Executive Officers. The table also shows the value of the options at the end of the option terms assuming the price of the Company's Common Stock appreciates annually by 5% and 10%, respectively. The options will only have value if they are exercised, and that value will depend entirely on the share price on the exercise date.

13 / STKR / Schedule 14A	2004 PROXY STATEMENT

Potential realizable values are based on assumed compound annual appreciation rates specified by the Securities and Exchange Commission and are not intended to forecast possible future appreciation, if any, of the price of the Common Stock. There is no assurance that the price of the Common Stock will appreciate at the rates shown in the table. If the price of the Common Stock appreciates, the value of the Common Stock held by all stockholders will increase. A total of 631,300 options to purchase Common Stock were granted to the Company's employees during the fiscal year ended December 31, 2003.

Name	Number of Securities Underlying Options Granted	Percent of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for the Option Term 5% 10%
Mark W. Blodgett	101,000 99,000	16.0% 15.7%	$1.33 0.63	1/16/2013 8/15/2013	$ $	87,509 39,224	$ $	217,117 99,402
George A. Fryburg	10,000	3.2%	0.63	8/15/2013		$7,924		$20,082
Francis J. O'Brien	20,000	6.3%	0.63	8/15/2013		$15,848		$40,162
Luc Many	35,000	11.1%	0.63	8/15/2013		$27,734		$70,284

Option Exercises and Year-End Option Values

The table below sets forth the number of unexercised options held at December 31, 2003 and the value of the unexercised in-the-money options held as of such date for each of the Named Executive Officers.

	Shares Acquired		Number of Securities Underlying Unexercised Options at Fiscal Year-End		Value of Unexcercised In-The-Money Options at Fiscal Year-End (1)

	On Exercise (#)	Value Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Mark W. Blodgett	-	-	564,850	504,550	$66,035	$51,615
George A. Fryburg	-	-	133,800	105,000	$8,293	$7,750
Paul J. Jortberg	-	-	84,450	103,350	$2,700	$8,100
Francis J. O'Brien	-	-	51,850	100,550	$1,688	$12,463
Luc Many	-	-	78,400	96,200	$6,600	$17,000

(1)	Values calculated using the closing price of the Company's common stock reported on the NASDAQ National Market on December 31, 2003.

CONTRACTS WITH EXECUTIVE OFFICERS

The Company has a separation plan with respect to the compensation of its executive officers that provides for severance payments if any executive officer's employment with the Company or its subsidiaries is terminated for other than for cause or in connection with a change of control of the Company or any subsidiary of the Company or a change in the executive officer's responsibilities following a change in control. Under the plan, Mr. Blodgett is entitled to receive a lump sum payment equal to his annual salary then in effect. Mr. O'Brien, Mr. Jortberg and Mr. Fryburg are entitled to receive a lump sum payment equal to one-half of their annual salary then in effect.

Under the 1996 Stock Option Plan, in the event of a change of control, as defined in that plan, the Board of Directors, in its discretion, may provide for substitution or adjustments of outstanding options granted under that plan, or may terminate all unexercised options granted under that plan with or without payment of cash consideration.

14 / STKR / Schedule 14A	2004 PROXY STATEMENT

In addition, certain options granted to outside Directors of the Company vest in full upon such a change of control. Under the 2000 Stock Option and Incentive Plan, upon a sale event, as defined in that plan, all options not previously exercisable become fully exercisable as of the effective time of the sale event.

Alain Beauregard and the Company are party to an employment agreement dated May 13, 1998 providing for the employment of Mr. Beauregard as President and Chief Executive Officer of StockerYale Canada (formerly Lasiris, Inc.). The initial term of the agreement was three years, with automatic one year extensions thereafter. The employment agreement was amended on September 23, 2002 providing for the employment of Mr. Beauregard as Founder and Chief Technology Officer of StockerYale. If the Company elects not to renew the agreement at any time, Mr. Beauregard will become entitled to receive a lump sum payment equal to his annual salary. While employed by StockerYale, Mr. Beauregard is entitled to a salary, a quarterly bonus, all regular benefits provided to employees of StockerYale, and certain other benefits set forth in the agreement. If Mr. Beauregard is terminated without cause at any time, he will become entitled to a lump sum severance payment equal to his annual salary. Also upon such termination without cause, Mr. Beauregard is entitled to receive all regular medical and dental benefits then in effect for a period of one year following termination. Mr. Beauregard has also agreed to certain confidentiality and non competition and non solicitation provisions, which apply during the term of his employment and for a minimum of one year thereafter.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Mark W. Blodgett, Chairman of the Board of Directors and Chief Executive Officer of the Company, is the son of Lawrence W. Blodgett, a Director of the Company.

OFFICER NOTE RECEIVABLE

On May 31, 2002, the Company loaned Mark W. Blodgett, the chairman and chief executive officer of the Company, in exchange for a promissory note to the Company in the principal amount of $250,000. The note is a full recourse note and is payable upon demand with interest on the unpaid principal accruing at a rate per annum equal to 4.5%. As of December 31, 2003, the Company has received $5,000 in payments and the principal and accrued interest is $248,750 and $14,000 respectively. The Board of Directors of the Company approved this loan transaction. The Company is not contemplating that its demand rights will be exercised during 2004.

STOCKHOLDER RETURN PERFORMANCE GRAPH

The graph set forth below presents the cumulative, five year stockholder return for each of the Company's common stock, the Standard & Poor's 500 Index and an index of peer group companies selected by the Company (the "Peer Group"). The Peer Group consists of the following four publicly traded companies in the specialty optical fiber and component industry: Lightpath Technologies Incorporated; New Focus Incorporated; Oplink Communications and Optical Communication Products Incorporated. The graph assumes an investment of $100 on December 31, 1997 in each of the Company's common stock, the Standard & Poor's 500 Index and the Peer Group, and assumes reinvestment of all dividends. The graph is market capitalization weighted. The historical information set forth below is not necessarily indicative of future performance.

15 / STKR / Schedule 14A	2004 PROXY STATEMENT

	12/31/1998	12/31/1999	12/31/2000	12/31/2001	12/31/2002	12/31/2003
StockerYale, Inc.	$100.00	$110.57	$2,084.20	$1,867.78	$261.06	$168.43
S&P 500 Index	$100.00	$121.05	$110.02	$96.95	$75.52	$97.19
Peer Group Companies	$100.00	$415.29	$275.77	$36.83	$18.27	$36.22

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Section 16(a) of the Securities and Exchange Act of 1934, as amended, (the "Exchange Act") requires the Company's executive officers and directors, and persons who are beneficial owners of more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company, and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners were satisfied.

INDEPENDENT PUBLIC ACCOUNTANTS

On April 12, 2004, the Company engaged Vitale, Caturano & CompanyPC to audit its financial statements for the year ended December 31, 2004. During the two most recent fiscal years and through April 12, 2004, the Company did not consult with Vitale, Caturano & CompanyPC regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and no written report or oral advice was provided to the Company concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto, or a "reportable event," as such term is used in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act, as amended. The Company has provided Vitale, Caturano & CompanyPC with a copy of the foregoing disclosures.

On April 7, 2004, Deloitte & Touche LLP informed the Company that it was resigning as the Company's independent auditors. The resignation was the decision of Deloitte & Touche LLP and was not recommended or approved by the Audit Committee of the Board of Directors. No representative from Deloitte & Touche LLP is expected to attend the Meeting. During the two most recent fiscal years and the interim period preceding receipt of Deloitte & Touche LLP's letter, there were no (i) disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its report or (ii) "reportable events," as such term is used in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act, as amended.

16 / STKR / Schedule 14A	2004 PROXY STATEMENT

Deloitte & Touche LLP was retained as the Company's independent auditors for fiscal year 2003. The independent auditors' report of Deloitte & Touche LLP, dated March 29, 2004, relating to the Company's consolidated financial statements as of and for the years ended December 31, 2003 and 2002 expressed an unqualified opinion and included explanatory paragraphs relating to i) substantial doubt with respect to the Company's ability to continue as a going concern, ii) the change in 2002 in the method of accounting for goodwill and intangible assets, and iii) the application of procedures relating to certain disclosures of financial statement amounts related to the 2001 consolidated financial statements that were audited by other auditors who have ceased operations and for which Deloitte & Touche LLP expressed no opinion or other form of assurance other than with respect to such disclosures. The independent auditors' report referred to above contained no other adverse opinion, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles.

The Company has provided Deloitte & Touche LLP with a copy of the foregoing disclosures.

On July 25, 2002, the Audit Committee of the Board of Directors of the Company informed Arthur Andersen LLP ("Arthur Andersen"), the Company's independent public accountants for the fiscal year ended December 31, 2001, of its decision to no longer engage Arthur Andersen as the Company's independent public accountants. On July 25, 2002, the Company engaged Deloitte & Touche LLP ("Deloitte") to serve as the Company's independent public accountants for the full year ending December 31, 2002. On July 25, 2002, the Company filed a Form 8-K announcing this change in independent public accountants.

During fiscal years ended December 31, 2001 and 2000, there were no disagreements with Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with its report on the Company's consolidated financial statements for such years; and there were not reportable events defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 99.1 to the Company's Annual Report on Form 10-K for the year ended December 31, 2002, stating its agreement with such statements.

During the fiscal years ended December 31, 2001 and 2000 and through March 27, 2002, the Company did not consult Deloitte & Touche with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Audit Fees

The Company estimates that the aggregate fees billed by its independent auditors for professional services rendered in connection with (i) the audit of the Company's annual financial statements set forth in the Company's Annual Report on Form 10-K for the year ended December 31, 2003, and (ii) the review of the Company's quarterly financial statements set forth in the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2003, June 30, 2003 and September 30, 2003, were approximately $205,000.

Audit Related Fees

Deloitte & Touche LLP provided no professional services of this nature to the Company in fiscal 2003.

"Audit Related Fees" are for assurance and related services by Deloitte & Touche that are reasonably related to the performance of the audit or review of the Company's financial statements. Of the services described in the preceding table, all of such services were approved by the Audit Committee. The Audit Committee has considered whether the provisions of such services, including non-audit services, by Deloitte & Touche is compatible with maintaining Deloitte & Touche's independence and has concluded that it is.

Tax Fees

None.

17 / STKR / Schedule 14A	2004 PROXY STATEMENT

All Other Fees

The Company incurred approximately $28,000 of fees for assistance in determining the information required to be included in the application for Canadian government grants.

The Audit Committee has advised the Company that it has determined that the non-audit services rendered by the Company's independent auditors during the Company's most recent fiscal year are compatible with maintaining the independence of such auditors.

According to policies adopted by the Audit Committee and ratified by the Company's Board of Directors, to ensure compliance with the Securities and Exchange Commission's rules regarding auditor independence, any services to be provided by the Company's independent auditor must be pre-approved by the Audit Committee. The Audit Committee reviews and pre-approves on an annual basis various types of services that may be performed by the independent auditor within specified budget limitations and without specific approval of each engagement. Any services that are not within the scope of those services or budget limitations require approval by the Audit Committee with respect to each engagement.

Each request for services to be provided by the independent auditor must be reviewed either by the Company's Chief Financial Officer to determine whether the engagement requires specific approval or falls within the scope and budget of an already pre-approved type of service. Any request for services that are not already pre-approved or exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval by both the independent auditor and the Chief Financial Officer along with a joint statement about whether the provision of services would be consistent with the Securities and Exchange Commission's rules on auditor independence.

Item 2-Approval of the 2004 Stock Option and Incentive Plan

In April 2004, the Board of Directors voted to adopt the StockerYale, Inc. 2004 Stock Option and Incentive Plan (the "2004 Option Plan") effective as the date that it is approved by the stockholders at the meeting.

The 2004 Option Plan would authorize the Company to issue up to 2,800,000 shares of common stock pursuant to various stock incentive awards under the 2004 Option Plan. No more than 200,000 shares of common stock will be available for grants in the form of unrestricted stock, restricted stock or performance share awards. The number of shares of common stock reserved for issuance under the 2004 Option Plan is subject to adjustment for stock splits, stock dividends and similar events.

Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "Code") generally would disallow a federal income tax deduction to the Company for compensation in excess of $1 million paid in any year to any of those executive officers included in the summary compensation table who are employed by the Company on the last day of the taxable year ("Covered Employees"). However, this limitation on compensation expense does not apply to payments of "performance-based compensation," the material terms of which have been approved by stockholders. To satisfy the requirements of Section 162(m) of the Code, stock options and stock appreciation rights with respect to no more than 2,800,000shares of common stock (subject to adjustment for stock splits and similar events) may be granted to any one individual during any one-calendar-year period.

Based solely on the closing sale price of common stock as quoted on the Nasdaq National Market on March 25, 2004 of $1.00 per share, the maximum aggregate market value of the 2,500,000 shares of common stock reserved for issuance under the 2004 Option Plan would be $2,500,000.

The 2004 Option Plan will become effective only if this Item 2 is approved by the stockholders.

REASONS FOR ADOPTION

The Board of Directors believes that stock options and other stock-based awards play an important role in the success of the Company and that this role must increase if the Company is to continue to attract, motivate and retain the caliber of directors, officers and other employees necessary for its future growth and success. The Board of Directors believes that adopting the 2004 Option Plan will help us achieve our goals by keeping our incentive compensation program competitive with those of other companies.

18 / STKR / Schedule 14A	2004 PROXY STATEMENT

SUMMARY OF THE 2004 OPTION PLAN

The following description of material terms of the 2004 Option Plan is intended to be a summary only. This summary is qualified in its entirety by the full text of the 2004 Option Plan, which is attached to this proxy statement as Annex B.

2004 OPTION PLAN ADMINISTRATION. The 2004 Option Plan provides for administration by the Board of Directors or a committee of not fewer than two Independent Directors (the "Administrator"), as appointed by the Board of Directors from time to time.

The Administrator has full power to select, from among the employees eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the 2004 Option Plan. The Administrator may also adjust the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, acquisitions or dispositions of stock or property or any other event. The Administrator may permit common stock, and other amounts payable pursuant to an award, to be deferred. In such instances, the Administrator may permit interest, dividend or deemed dividends to be credited to the amount of deferrals.

ELIGIBILITY AND LIMITATIONS ON GRANTS. All officers, employees and directors of the Company are eligible to participate in the 2004 Option Plan, subject to the discretion of the Administrator. In no event may any one participant receive Stock Options or Stock Appreciation Rights with respect to more than 2,500,000 shares of common stock (subject to adjustment for stock splits and similar events) during any one-calendar-year period, as stated above. In addition, as stated above, the maximum award of restricted stock, performance shares or deferred stock (or combination thereof) for any one individual that is intended to qualify as "performance-based compensation" under Section 162(m) of the Code will not exceed 2,500,000 shares of common stock (subject to adjustment for stock splits and similar events) for any performance cycle.

STOCK OPTIONS. Options granted under the 2004 Option Plan may be either Incentive Stock Options ("Incentive Options") (within the definition of Section 422 of the Code) or Non-Qualified Stock Options ("Non-Qualified Options"). Options granted under the 2004 Option Plan will be Non-Qualified Options if they (i) fail to meet such definition of Incentive Options, (ii) are granted to a person not eligible to receive Incentive Options under the Code, or (iii) otherwise so provide. Incentive Options may be granted only to officers or other employees of the Company. Non-Qualified Options may be granted to persons eligible to receive Incentive Options and to non-employee directors and other key persons.

OTHER OPTION TERMS. The Administrator has authority to determine the terms of options granted under the 2004 Option Plan. The option exercise price of each option will be determined by the Administrator but may not be less than 100% of the fair market value of the common stock on the date of grant in the case of Incentive Options, and may not be less than 85% of the fair market value on the date of grant in the case of Non-Qualified Options. The 2004 Option Plan provides that such fair market value will be determined by reference to market quotations.

The term of each option will be fixed by the Administrator and may not exceed ten years from date of grant. The Administrator will determine at what time or times each option may be exercised and, subject to the provisions of the 2004 Option Plan, the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised. Options may be made exercisable in installments, and the exercisability of options may be accelerated by the Administrator. In general, unless otherwise permitted by the Administrator, no option granted under the 2004 Option Plan is transferable by the optionee other than by will or by the laws of descent and distribution, and options may be exercised during the optionee's lifetime only by the optionee, or by the optionee's legal representative or guardian in the case of the optionee's incapacity.

Options granted under the 2004 Option Plan may be exercised for cash or, if permitted by the Administrator, by transfer to the Company (either actually or by attestation) of shares of common stock which are not then subject to restrictions under any company stock plan, which have been held by the optionee for at least six months or were purchased on the open market, and which have a fair market value equivalent to the option exercise price of the shares being purchased, or by compliance with certain provisions pursuant to which a securities broker delivers the purchase price for the shares to the Company.

19 / STKR / Schedule 14A	2004 PROXY STATEMENT

At the discretion of the Administrator, stock options granted under the 2004 Option Plan may include a "reload" feature pursuant to which an optionee exercising an option by the delivery of shares of common stock would automatically be granted an additional stock option (with an exercise price equal to the fair market value of the common stock on the date the additional stock option is granted) to purchase that number of shares of common stock equal to the number delivered to exercise the original stock option. The purpose of this feature is to enable participants to maintain any equity interest in the Company without dilution.

To qualify as Incentive Options, options must meet additional Federal tax requirements, including a $100,000 limit on the value of shares subject to Incentive Options which first become exercisable in any one calendar year, and a shorter term and higher minimum exercise price in the case of certain large stockholders.

STOCK OPTIONS GRANTED TO NON-EMPLOYEE DIRECTORS. The 2004 Stock Option and Incentive Plan provides for the automatic grant of Non-Qualified Options to Independent Directors. Each Independent Director who is serving as Director of the Company on the fifth business day after each annual meeting of shareholders, beginning with the 2004 annual meeting, shall automatically be granted on such day a Non-Qualified Stock Option to acquire 30,000 shares of Stock, except that in the event that an Independent Director shall begin serving on the Board after the annual meeting of the shareholders, on the fifth business day after joining the Board, such Independent Director shall be granted on such day a Non-Qualified Stock Option to acquire a pro rata share of 30,000 shares of Stock. Except as stated above, the exercise price of each such Non-Qualified Option is the fair market value of common stock on the date of grant. Each such Non-Qualified Option is exercisable with respect to all of the underlying shares on the second anniversary of the grant date. Such Non-Qualified Options will expire ten years from the date of grant. The Administrator may also make discretionary grants of Non-Qualified Options to non-employee directors.

TAX WITHHOLDING. Participants under the 2004 Option Plan are responsible for the payment of any federal, state or local taxes which we are required by law to withhold upon any option exercise or vesting of other awards. Participants may elect to have the minimum tax withholding obligations satisfied either by authorizing us to withhold shares of common stock to be issued pursuant to an option exercise or other award, or by transferring to the Company shares of common stock having a value equal to the amount of such taxes.

STOCK APPRECIATION RIGHTS. The Administrator may award a stock appreciation right "SAR" either as a freestanding award or in tandem with a stock option. Upon exercise of the SAR, the holder will be entitled to receive an amount equal to the excess of the fair market value on the date of exercise of one share of Common Stock over the exercise price per share specified in the related stock option (or, in the case of freestanding SAR, the price per share specified in such right, which price may not be less than 85% of the fair market value of the Common Stock on the date of grant) times the number of shares of Common Stock with respect to which the SAR is exercised. This amount may be paid in cash, Common Stock, or a combination thereof, as determined by The Administrator. If the SAR is granted in tandem with a stock option, exercise of the SAR cancels the related option to the extent of such exercise.

RESTRICTED STOCK AWARDS. The Administrator may grant shares (at par value or for a higher purchase price determined by the Administrator) of common stock to any participant subject to such conditions and restrictions as the Administrator may determine. These conditions and restrictions may include the achievement of pre-established performance goals and/or continued employment with the Company through a specified vesting period. The vesting period shall be determined by the Administrator, and the purchase price, if any, of shares of restricted stock will be determined by the Administrator. If the applicable performance goals and other restrictions are not attained, the participant will forfeit his or her award of restricted stock.

DEFERRED STOCK AWARDS. The Administrator may also award phantom stock units as deferred stock awards to participants. The deferred stock awards are ultimately payable in the form of shares of common stock and may be subject to such conditions and restrictions as the Administrator may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with The Company through a specified vesting period. During the deferral period, subject to terms and conditions imposed by the Administrator, the deferred stock awards may be credited with dividend equivalent rights. Subject to the consent of the Administrator, a participant may make an advance election to receive a portion of his or her compensation or restricted stock award otherwise due in the form of a deferred stock award.

UNRESTRICTED STOCK AWARDS. The Administrator may also grant shares (at par value or for a higher purchase price determined by the Administrator) of common stock which are free from any restrictions under the 2004 Option Plan. Unrestricted stock may be granted to any participant in recognition of past services or other valid consideration, and may be issued in lieu of cash compensation due to such participant.

20 / STKR / Schedule 14A	2004 PROXY STATEMENT

PERFORMANCE SHARE AWARDS. The Administrator may grant performance share awards to any participant which entitle the recipient to receive shares of common stock upon the achievement of individual or company performance goals and such other conditions as the Administrator shall determine.

DIVIDEND EQUIVALENT RIGHTS. The Administrator may grant dividend equivalent rights which entitle the recipient to receive credits for dividends that would be paid if the recipient had held specified shares of common stock. Dividend equivalent rights may be granted as a component of another award or as a freestanding award. Dividend equivalent rights credited under the 2004 Option Plan may be paid currently or be deemed to be reinvested in additional shares of common stock, which may thereafter accrue additional dividend equivalent rights at fair market value at the time of deemed reinvestment or on the terms then governing the reinvestment of dividends under our dividend reinvestment 2004 Option Plan, if any. Dividend equivalent rights may be settled in cash, shares of common stock or a combination thereof, in a single installment or installments, as specified in the award.

CHANGE OF CONTROL PROVISIONS. The 2004 Option Plan provides that in the event of a "change of control" as defined in the 2004 Option Plan, all stock options and stock appreciation rights will automatically become fully exercisable. The restrictions and conditions on all other awards will automatically be deemed waived.

ADJUSTMENTS FOR STOCK DIVIDENDS, MERGERS, ETC. The 2004 Option Plan authorizes the Administrator to make appropriate adjustments to the number of shares of common stock that are subject to the 2004 Option Plan and to any outstanding stock options to reflect stock dividends, stock splits and similar events. In the event of certain transactions, such as a merger, consolidation, dissolution or liquidation of the Company, the Board of Directors in its discretion may provide for appropriate substitutions or adjustments of outstanding stock options or awards. Alternatively, outstanding stock options and awards will automatically be fully exercisable.

AMENDMENTS AND TERMINATION. The Board of Directors may at any time amend or discontinue the 2004 Option Plan and the Administrator may at any time amend or cancel any outstanding award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect the rights under any outstanding awards without the holder's consent. To the extent required by the Code to ensure that options granted under the amended and restated 2004 Option Plan qualify as Incentive Options or that compensation earned under stock options granted under the 2004 Option Plan qualify as performance-based compensation under the Code, 2004 Option Plan amendments shall be subject to approval by our stockholders.

NEW 2004 OPTION PLAN BENEFITS

No grants have been made with respect to the shares of common stock reserved for issuance under the 2004 Option Plan. The number of shares of common stock that may be granted to executive officers and non-executive officers is indeterminable at this time, as such grants are subject to the discretion of the Administrator.

TAX ASPECTS UNDER THE U.S. INTERNAL REVENUE CODE

The following is a summary of the principal federal income tax consequences of transactions under the 2004 Option Plan. It does not describe all federal tax consequences under the 2004 Option Plan, nor does it describe state or local tax consequences.

INCENTIVE OPTIONS. No taxable income is generally realized by the optionee upon the grant or exercise of an Incentive Option. If shares of common stock issued to an optionee pursuant to the exercise of an Incentive Option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) there will be no deduction for the Company for federal income tax purposes. The exercise of an Incentive Option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

If shares of common stock acquired upon the exercise of an Incentive Option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a "disqualifying disposition"), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of common stock at exercise (or, if less, the amount realized on a sale of such shares of common stock) over the option price thereof, and (ii) the Company will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the Incentive Option is paid by tendering shares of common stock.

21 / STKR / Schedule 14A	2004 PROXY STATEMENT

If an Incentive Option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a Non-Qualified Option. Generally, an Incentive Option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

NON-QUALIFIED OPTIONS. With respect to Non-Qualified Options under the 2004 Option Plan, no income is realized by the optionee at the time the option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares of common stock on the date of exercise, and the Company receives a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of common stock have been held. Special rules will apply where all or a portion of the exercise price of the Non-Qualified Option is paid by tendering shares of common stock.

PARACHUTE PAYMENTS. The vesting of any portion of any option or other award that is accelerated due to the occurrence of a change of control may cause a portion of the payments with respect to such accelerated awards to be treated as "parachute payments" as defined in the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

LIMITATION ON THE COMPANY' DEDUCTIONS. As a result of Section 162(m) of the Code, the Company's deduction for certain awards under the 2004 Option Plan may be limited to the extent that a Covered Employee receives compensation in excess of $1,000,000 in such taxable year of the Company (other than performance-based compensation that otherwise meets the requirements of Section 162(m) of the Code).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE STOCKERYALE 2004 STOCK OPTION AND INCENTIVE PLAN.

Item 3-Other Matters

Management does not know of any other matters to come before the Meeting other than as set forth in the Notice of Special Meeting in Lieu of an Annual Meeting of Stockholders and this proxy statement. If other matters are presented, proxies will be voted in accordance with the best judgment of the proxy holder.

STOCKHOLDERS PROPOSALS FOR 2005 ANNUAL MEETING

For a proposal of a stockholder (including Director nominations) submitted pursuant to Exchange Act Rule 14a-8 to be included in the Company's proxy statement and proxy for the Company's 2005 Annual Meeting of Stockholders, it must be received at the principal offices of the Company on or before December 17, 2004. Such a proposal must also comply with the requirements as to form and substance established by the SEC for such a proposal to be included in the proxy statement. Proxies solicited by the Board of Directors will confer discretionary voting authority with respect to stockholder proposals, other than proposals to be considered for inclusion in the Company's proxy statement described above, that the Company receives at its principal offices after December 17, 2004. These proxies will also confer discretionary voting authority with respect to stockholder proposals, other than proposals to be considered for inclusion in the Company's proxy statement described above, that the Company receives on or before December 17, 2004, subject to SEC rules governing the exercise of this authority.

EXPENSE OF SOLICITATION

The Company will bear the expense of this solicitation. It is expected that the solicitation will be made primarily by mail, but regular employees or representatives of the Company (none of whom shall receive any extra compensation for their activities) may also solicit proxies by telephone, facsimile, or other form of electronic communication and in person and arrange for intermediaries to send this proxy statement and proxy card to their principals at the expense of the Company.

22 / STKR / Schedule 14A	2004 PROXY STATEMENT

DIRECTORS' APPROVAL

The contents of this proxy statement have been approved and its mailing has been authorized by the Directors of the Company.

BY ORDER OF THE BOARD OF DIRECTORS

Francis J. O'Brien, Clerk
April 19, 2004

DETACH HERE

PROXY

STOCKERYALE, INC.

This Proxy is Solicited by the Board of Directors of the Company

The undersigned stockholder of StockerYale, Inc. (the "Company"), hereby appoints MARK W. BLODGETT and FRANCIS J. O'BRIEN, and each of them singly, as proxy holder for and on behalf of the undersigned, with the full power of substitution, to vote all of the shares of Common Stock, par value $0.001 per share, held of record by the undersigned as of the close of business on March 19, 2004 for and on behalf of the undersigned as directed and permitted herein, in respect of all matters that may properly come before the Special Meeting in Lieu of an Annual Meeting of Stockholders of the Company (the "Meeting") to be held at 10:00 a.m., local time, on Monday, May 17, 2004 at the offices of the Company located at 32 Hampshire Road, Salem, New Hampshire or at any adjournment or postponement thereof, to the same extent and with the same powers as if the undersigned were present at the Meeting or any adjournment or postponement thereof.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Special Meeting in Lieu of an Annual Meeting of Stockholders and the Proxy Statement with respect thereto and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.

Subject to the discretion of the Chairman of the Meeting, to be effective this proxy form must be received at Proxy Services, EquiServe, P.O. Box 8694, Edison, NJ 08818-8694 no later than 48 hours prior to the time of the Meeting.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

23 / STKR / Schedule 14A	2004 PROXY STATEMENT

STOCKERYALE, INC.

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

Dear Shareholder,

You are cordially invited to attend the Special Meeting in lieu of an Annual Meeting of StockerYale, Inc. scheduled for Monday, May 17, 2004 at 10:00 a.m. The meeting will be held at our corporate headquarters located at 32 Hampshire Road, Salem, New Hampshire.

For directions, you can visit our website at: www.stockeryale.com

If you have any questions regarding the annual meeting, please E-mail Fred Pilon at fpilon@stockeryale.com

Sincerely,
StockerYale, Inc.

☒ Please mark votes as in this example.

The Board of Directors recommends a vote FOR each of the proposals set forth below. If no direction is made, this proxy will be voted FOR the proposals set forth below, and the proxies are each authorized to vote, in their discretion, upon each other as business as may properly come before the Meeting or any adjournments or postponements thereof as well as on other matters incident to the conduct of the Meeting and variations and amendments in the matters described herein..
1.	Election of Directors Nominees: (01) Mark W. Blodgett, (02) Dietmar Klenner, (03) Lawrence W. Blodgett, (04) Steven E. Karol, (05) Patrick J. Zilvitis, and (06) Raymond J. Oglethorpe.
This proxy form is not valid unless it is signed and dated. If someone other than the registered shareholder of the Company signs this proxy on the shareholder's behalf, authorizing documentation acceptable to the Chairman of the Meeting must be deposited with the Proxy Form.
	☐	FOR ALL NOMINEES	☐	WITHHELD FROM ALL NOMINEES
☐
For all nominee (s) except as noted above
2.	Approval of 2004 Stock Option Plan
	☐	FOR THE PROPOSAL	☐	AGAINST THE PROPOSAL	☐	ABSTAIN ON THE PROPOSAL

						MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT	☐

Note: Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporation name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.
Signature:	Date:	Signature:	Date:

24 / STKR / Schedule 14A	2004 PROXY STATEMENT

ANNEX B

STOCKERYALE, INC.

2004 STOCK OPTION AND INCENTIVE PLAN

Section 1.  GENERAL PURPOSE OF THE PLAN; DEFINITIONS

The name of the plan is the StockerYale 2004 Stock Option and Incentive Plan (the "Plan"). The purpose of the Plan is to encourage and enable the officers, employees, Independent Directors and other key persons (including consultants and prospective employees) of StockerYale, Inc. (the "Company") and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below:

"Act" means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

"Administrator" is defined in Section 2(a).

" Award " or " Awards ," except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Deferred Stock Awards, Restricted Stock Awards, Unrestricted Stock Awards, Performance Share Awards and Dividend Equivalent Rights.

" Board " means the Board of Directors of the Company.

"Change of Control " is defined in Section 17.

" Code " means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

" Committee " means the Committee of the Board referred to in Section 2.

" Covered Employee " means an employee who is a "Covered Employee" within the meaning of Section 162(m) of the Code.

"Deferred Stock Award " means Awards granted pursuant to Section 8.

" Dividend Equivalent Right " means Awards granted pursuant to Section 12.

" Effective Date " means the date on which the Plan is approved by stockholders as set forth in Section 19.

" Exchange Act " means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

" Fair Market Value " of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), NASDAQ National System, NASDAQ Over the Counter Market or a national securities exchange, the determination shall be made by reference to market quotations. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations.

"Incentive Stock Option" means any Stock Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

25 / STKR / Schedule 14A	2004 PROXY STATEMENT

" Independent Director " means a member of the Board who is not also an employee of the Company or any Subsidiary.

" Non-Qualified Stock Option " means any Stock Option that is not an Incentive Stock Option.

" Option " or " Stock Option " means any option to purchase shares of Stock granted pursuant to Section 5.

"Performance Share Award" means Awards granted pursuant to Section 10.

" Performance Cycle " means one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more performance criteria will be measured for the purpose of determining a grantee's right to and the payment of a Performance Share Award, Restricted Stock Award or Deferred Stock Award.

" Restricted Stock Award " means Awards granted pursuant to Section 7.

"Stock" means the Common Stock, par value $.001 per share, of the Company, subject to adjustments pursuant to Section 3.

" Stock Appreciation Right " means any Award granted pursuant to Section 6.

"Subsidiary" means any corporation or other entity (other than the Company) in any unbroken chain of corporations or other entities beginning with the Company if each of the corporations or entities (other than the last corporation or entity in the unbroken chain) owns stock or other interests possessing 50 percent or more of the economic interest or the total combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain.

" Unrestricted Stock Award " means any Award granted pursuant to Section 9.

Section 2.  ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

(a)  Committee. The Plan shall be administered by either the Board or a committee of not less than two Independent Directors (in either case, the "Administrator").

(b)  Powers of Administrator. The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i)  to select the individuals to whom Awards may from time to time be granted;

(ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Deferred Stock Awards, Unrestricted Stock Awards, Performance Share Awards and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;

(iii)  to determine the number of shares of Stock to be covered by any Award;

(iv) to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the form of written instruments evidencing the Awards;

(v)  to accelerate at any time the exercisability or vesting of all or any portion of any Award;

(vi) subject to the provisions of Section 5(a)(ii), to extend at any time the period in which Stock Options may be exercised;

26 / STKR / Schedule 14A	2004 PROXY STATEMENT

(vii)  to determine at any time whether, to what extent, and under what circumstances distribution or the receipt of Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the grantee and whether and to what extent the Company shall pay or credit amounts constituting interest (at rates determined by the Administrator) or dividends or deemed dividends on such deferrals; and

(viii) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

(c)  Delegation of Authority to Grant Awards. The Administrator, in its discretion, may delegate to the Chief Executive Officer of the Company all or part of the Administrator's authority and duties with respect to the granting of Awards at Fair Market Value, to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act or "covered employees" within the meaning of Section 162(m) of the Code. Any such delegation by the Administrator shall include a limitation as to the amount of Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price of any Stock Option or Stock Appreciation Right, the conversion ratio or price of other Awards and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator's delegate or delegates that were consistent with the terms of the Plan.

(d)  Indemnification. Neither the Board nor the Committee, nor any member of either or any delegatee thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Committee (and any delegatee thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys' fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors' and officers' liability insurance coverage which may be in effect from time to time.

Section 3.  STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

(a)  Stock Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 2,500,000 shares, subject to adjustment as provided in Section 3(b); provided that not more than 200,000 shares shall be issued in the form of Unrestricted Stock Awards, Restricted Stock Awards, or Performance Share Awards except to the extent such Awards are granted in lieu of cash compensation or fees. For purposes of this limitation, the shares of Stock underlying any Awards under this Plan or the Company's 1996 Stock Option and Incentive Plan which are forfeited, canceled, held back upon exercise for Option or settlement of an Award to cover the exercise price or tax withholding reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under this Plan. Subject to such overall limitation, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that Stock Options or Stock Appreciation Rights with respect to no more than 250,000 shares of Stock may be granted to any one individual grantee during any one calendar year period. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company and held in its treasury.

(b)  Changes in Stock. Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company's capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for a different number or kind of securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Unrestricted Stock Awards, Restricted Stock Awards or Performance Share Awards, (ii) the number of Stock Options or Stock Appreciation Rights that can be granted to any one individual grantee and the maximum number of shares that may be granted under a Performance-based Award,

27 / STKR / Schedule 14A	2004 PROXY STATEMENT

(iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iv) the repurchase price per share subject to each outstanding Restricted Stock Award, (v) the number of Stock Options automatically granted to Independent Directors and (vi) the price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

The Administrator may also adjust the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, acquisitions or dispositions of stock or property or any other event if it is determined by the Administrator that such adjustment is appropriate to avoid distortion in the operation of the Plan, provided that no such adjustment shall be made in the case of an Incentive Stock Option, without the consent of the grantee, if it would constitute a modification, extension or renewal of the Option within the meaning of Section 424(h) of the Code.

(c)  Mergers and Other Transactions. In the case of and subject to the consummation of (i) the dissolution or liquidation of the Company, (ii) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (iii) a merger, reorganization or consolidation in which the outstanding shares of Stock are converted into or exchanged for a different kind of securities of the successor entity and the holders of the Company's outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the successor entity immediately upon completion of such transaction, or (iv) the sale of all of the Stock of the Company to an unrelated person or entity (in each case, a "Sale Event"), all Options and Stock Appreciation Rights that are not exercisable immediately prior to the effective time of the Sale Event shall become fully exercisable as of the effective time of the Sale Event and all other Awards with conditions and restrictions relating solely to the passage of time and continued employment shall become fully vested and nonforfeitable as of the effective time of the Sale Event, except as the Administrator may otherwise specify with respect to particular Awards. Upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate, unless provision is made in connection with the Sale Event in the sole discretion of the parties thereto for the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree (after taking into account any acceleration hereunder). In the event of such termination, each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights held by such grantee, including those that will become exercisable upon the consummation of the Sale Event; provided, however, that the exercise of Options and Stock Appreciation Rights not exercisable prior to the Sale Event shall be subject to the consummation of the Sale Event.

Notwithstanding anything to the contrary in this Section 3.2(c), in the event of a Sale Event pursuant to which holders of the Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the Sale Event, the Company shall have the right, but not the obligation, to make or provide for a cash payment to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the value as determined by the Administrator of the consideration payable per share of Stock pursuant to the Sale Event (the "Sale Price") times the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights.

(d)  Substitute Awards. The Administrator may grant Awards under the Plan in substitution for stock and stock based awards held by employees, directors or other key persons of another corporation in connection with the merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Administrator may direct that the substitute awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances. Any substitute Awards granted under the Plan shall not count against the share limitation set forth in Section 3(a).

28 / STKR / Schedule 14A	2004 PROXY STATEMENT

Section 4.  ELIGIBILITY

Grantees under the Plan will be such full or part-time officers and other employees, Independent Directors and key persons (including consultants and prospective employees) of the Company and its Subsidiaries as are selected from time to time by the Administrator in its sole discretion.

Section 5.  STOCK OPTIONS

Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a "subsidiary corporation" within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

No Incentive Stock Option shall be granted under the Plan after the 10-year anniversary.

(a)  Stock Options Granted to Employees and Key Persons. The Administrator in its discretion may grant Stock Options to eligible employees and key persons of the Company or any Subsidiary. Stock Options granted pursuant to this Section 5(a) shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee's election, subject to such terms and conditions as the Administrator may establish.

(i)  Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5(a) shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant in the case of Incentive Stock Options, or 85 percent of the Fair Market Value on the date of grant, in the case of Non-Qualified Stock Options (other than options granted in lieu of cash compensation). If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date.

(ii)  Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than 10 years after the date the Stock Option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the term of such Stock Option shall be no more than five years from the date of grant.

(iii)  Exercisability; Rights of a Stockholder. Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(iv)  Method of Exercise. Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods to the extent provided in the Option Award agreement:

(A)  In cash, by certified or bank check or other instrument acceptable to the Administrator;

(B)  Through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the optionee on the open market or that have been beneficially owned by the optionee for at least six months and are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date; or

29 / STKR / Schedule 14A	2004 PROXY STATEMENT

(C)  By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure.

(D)  By the optionee delivering to the Company a promissory note if the Board has expressly authorized the loan of funds to the optionee for the purpose of enabling or assisting the optionee to effect the exercise of his Stock Option; provided that at least so much of the exercise price as represents the par value of the Stock shall be paid other than with a promissory note if otherwise required by state law.

Payment instruments will be received subject to collection. The delivery of certificates representing the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award agreement or applicable provisions of laws. In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of shares attested to.

(v)  Annual Limit on Incentive Stock Options. To the extent required for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

(b)  Reload Options. At the discretion of the Administrator, Options granted under the Plan may include a "reload" feature pursuant to which an optionee exercising an option by the delivery of a number of shares of Stock in accordance with Section 5(a)(iv)(B) hereof would automatically be granted an additional Option (with an exercise price equal to the Fair Market Value of the Stock on the date the additional Option is granted and with such other terms as the Administrator may provide) to purchase that number of shares of Stock equal to the sum of (i) the number delivered to exercise the original Option and (ii) the number withheld to satisfy tax liabilities, with an Option term equal to the remainder of the original Option term unless the Administrator otherwise determines in the Award agreement for the original Option grant.

(b)  Stock Options Granted to Independent Directors.

(i)  Automatic Grant of Options.

(A)  Each Independent Director who is serving as Director of the Company on the fifth business day after each annual meeting of shareholders, beginning with the 2004 annual meeting, shall automatically be granted on such day a Non-Qualified Stock Option to acquire 30,000 shares of Stock. In the event that an Independent Director begins serving as Director of the Company on a day subsequent to the fifth business day after the annual meeting of shareholders, each such Director shall automatically be granted a Non-Qualified Stock Option to acquire a pro rata share of 30,000 shares of Stock upon the fifth business day after such appointment to the Board, calculated based on the number of days until the next automatic grant.

(B)  The exercise price per share for the Stock covered by a Stock Option granted under this Section 5(c) shall be equal to the Fair Market Value of the Stock on the date the Stock Option is granted.

(C)  The Administrator, in its discretion, may grant additional Non-Qualified Stock Options to Independent Directors. Any such grant may vary among individual Independent Directors.

(D) Any automatic grant of Options to an Independent Director under this Section 5(c) shall be made in lieu of any automatic grant options to such Independent Director under the Company's 1996 Stock Option and Incentive Plan.

30 / STKR / Schedule 14A	2004 PROXY STATEMENT

(i)  Exercise; Termination.

(A)  Unless otherwise determined by the Administrator, an Option granted under Section 5(c) shall be exercisable after the second anniversary of the grant date. An Option issued under this Section 5(c) shall not be exercisable after the expiration of ten years from the date of grant.

(B)  Options granted under this Section 5(c) may be exercised only by written notice to the Company specifying the number of shares to be purchased. Payment of the full purchase price of the shares to be purchased may be made by one or more of the methods specified in Section 5(a)(iv). An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(d)  Non-transferability of Options. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee, or by the optionee's legal representative or guardian in the event of the optionee's incapacity. Notwithstanding the foregoing, the Administrator, in its sole discretion, may provide in the Award agreement regarding a given Option that the optionee may transfer his Non-Qualified Stock Options to members of his immediate family, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Option.

Section 6.  STOCK APPRECIATION RIGHTS.

(a)  Nature of Stock Appreciation Rights. A Stock Appreciation Right is an Award entitling the recipient to receive an amount in cash or shares of Stock or a combination thereof having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price Stock Appreciation Right, which price shall not be less than 85 percent of the Fair Market Value of the Stock on the date of grant (or more than the option exercise price per share, if the Stock Appreciation Right was granted in tandem with a Stock Option) multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised, with the Administrator having the right to determine the form of payment.

(b)  Grant and Exercise of Stock Appreciation Rights. Stock Appreciation Rights may be granted by the Administrator in tandem with, or independently of, any Stock Option granted pursuant to Section 5 of the Plan. In the case of a Stock Appreciation Right granted in tandem with a Non-Qualified Stock Option, such Stock Appreciation Right may be granted either at or after the time of the grant of such Option. In the case of a Stock Appreciation Right granted in tandem with an Incentive Stock Option, such Stock Appreciation Right may be granted only at the time of the grant of the Option.

A Stock Appreciation Right or applicable portion thereof granted in tandem with a Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Option.

(c)  Terms and Conditions of Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Administrator, subject to the following:

(i)  Stock Appreciation Rights granted in tandem with Options shall be exercisable at such time or times and to the extent that the related Stock Options shall be exercisable.

(ii) Upon exercise of a Stock Appreciation Right, the applicable portion of any related Option shall be surrendered.

(iii)  All Stock Appreciation Rights shall be exercisable during the grantee's lifetime only by the grantee or the grantee's legal representative.

Section 6.  RESTRICTED STOCK AWARDS

(a)  Nature of Restricted Stock Awards. A Restricted Stock Award is an Award entitling the recipient to acquire, at such purchase price as determined by the Administrator, shares of Stock subject to such restrictions and conditions as the Administrator may determine at the time of grant ("Restricted Stock"). Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Restricted Stock Award is contingent on the grantee executing the Restricted Stock Award agreement. The terms and conditions of each such agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.

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(b)  Rights as a Stockholder. Upon execution of a written instrument setting forth the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to such conditions contained in the written instrument evidencing the Restricted Stock Award. Unless the Administrator shall otherwise determine, certificates evidencing the Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company a stock power endorsed in blank.

(c)  Restrictions. Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award agreement. If a grantee's employment (or other service relationship) with the Company and its Subsidiaries terminates for any reason, the Company shall have the right to repurchase Restricted Stock that has not vested at the time of termination at its original purchase price, from the grantee or the grantee's legal representative.

(d)  Vesting of Restricted Stock. The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company's right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed "vested." Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 15 below, in writing after the Award agreement is issued, a grantee's rights in any shares of Restricted Stock that have not vested shall automatically terminate upon the grantee's termination of employment (or other service relationship) with the Company and its Subsidiaries and such shares shall be subject to the Company's right of repurchase as provided in Section 7(c) above.

(e)  Waiver, Deferral and Reinvestment of Dividends. The Restricted Stock Award agreement may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

Section 8.  DEFERRED STOCK AWARDS

(a)  Nature of Deferred Stock Awards. A Deferred Stock Award is an Award of phantom stock units to a grantee, subject to restrictions and conditions as the Administrator may determine at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Deferred Stock Award is contingent on the grantee executing the Deferred Stock Award agreement. The terms and conditions of each such agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. At the end of the deferral period, the Deferred Stock Award, to the extent vested, shall be paid to the grantee in the form of shares of Stock.

(b)  Election to Receive Deferred Stock Awards in Lieu of Compensation. The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of the cash compensation or Restricted Stock Award otherwise due to such grantee in the form of a Deferred Stock Award. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with rules and procedures established by the Administrator. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate.

(c)  Rights as a Stockholder. During the deferral period, a grantee shall have no rights as a stockholder; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the phantom stock units underlying his Deferred Stock Award, subject to such terms and conditions as the Administrator may determine.

(d)  Restrictions. A Deferred Stock Award may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of during the deferral period.

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(e)  Termination. Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 15 below, in writing after the Award agreement is issued, a grantee's right in all Deferred Stock Awards that have not vested shall automatically terminate upon the grantee's termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

Section 9.  UNRESTRICTED STOCK AWARDS

Grant or Sale of Unrestricted Stock. The Administrator may, in its sole discretion, grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award to any grantee pursuant to which such grantee may receive shares of Stock free of any restrictions ("Unrestricted Stock") under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

Section 10.  PERFORMANCE SHARE AWARDS

(a)  Nature of Performance Share Awards. A Performance Share Award is an Award entitling the recipient to acquire shares of Stock upon the attainment of specified performance goals. The Administrator may make Performance Share Awards independent of or in connection with the granting of any other Award under the Plan. The Administrator in its sole discretion shall determine whether and to whom Performance Share Awards shall be made, the performance goals, the periods during which performance is to be measured, and all other limitations and conditions.

(b)  Rights as a Stockholder. A grantee receiving a Performance Share Award shall have the rights of a stockholder only as to shares actually received by the grantee under the Plan and not with respect to shares subject to the Award but not actually received by the grantee. A grantee shall be entitled to receive a stock certificate evidencing the acquisition of shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the Performance Share Award agreement (or in a performance plan adopted by the Administrator).

(c)  Termination. Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 15 below, in writing after the Award agreement is issued, a grantee's rights in all Performance Share Awards shall automatically terminate upon the grantee's termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

(d)  Acceleration, Waiver, Etc. At any time prior to the grantee's termination of employment (or other service relationship) by the Company and its Subsidiaries, the Administrator may in its sole discretion accelerate, waive or, subject to Section 15, amend any or all of the goals, restrictions or conditions applicable to a Performance Share Award.

Section 11.  PERFORMANCE-BASED AWARDS TO COVERED EMPLOYEES

Notwithstanding anything to the contrary contained herein, if any Restricted Stock Award, Deferred Stock Award or Performance Share Award granted to a Covered Employee is intended to qualify as "Performance-based Compensation" under Section 162(m) of the Code and the regulations promulgated thereunder (a "Performance-based Award"), such Award shall comply with the provisions set forth below:

(a)  Performance Criteria. The performance criteria used in performance goals governing Performance-based Awards granted to Covered Employees may include any or all of the following: (i) the Company's return on equity, assets, capital or investment, (ii) pre-tax or after-tax profit levels of the Company or any Subsidiary, a division, an operating unit or a business segment of the Company, or any combination of the foregoing; (iii) cash flow, funds from operations or similar measure; (iv) total shareholder return; (v) changes in the market price of the Stock; (vi) sales or market share; or (vii) earnings per share.

(b)  Grant of Performance-based Awards. With respect to each Performance-based Award granted to a Covered Employee, the Committee shall select, within the first 90 days of a Performance Cycle (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) the performance criteria for such grant, and the achievement targets with respect to each performance criterion (including a threshold level of performance below which no amount will become payable with respect to such Award). Each Performance-based Award will specify the amount payable, or the formula for determining the amount payable, upon achievement of the various applicable performance targets. The performance criteria established by the Committee may be (but need not be) different for each Performance Cycle and different goals may be applicable to Performance-based Awards to different Covered Employees.

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(c)  Payment of Performance-based Awards. Following the completion of a Performance Cycle, the Committee shall meet to review and certify in writing whether, and to what extent, the performance criteria for the Performance Cycle have been achieved and, if so, to also calculate and certify in writing the amount of the Performance-based Awards earned for the Performance Cycle. The Committee shall then determine the actual size of each Covered Employee's Performance-based Award, and, in doing so, may reduce or eliminate the amount of the Performance-based Award for a Covered Employee if, in its sole judgment, such reduction or elimination is appropriate.

(d)  Maximum Award Payable. The maximum Performance-based Award payable to any one Covered Employee under the Plan for a Performance Cycle is 250,000 Shares (subject to adjustment as provided in Section 3(b) hereof).

Section 12.  DIVIDEND EQUIVALENT RIGHTS

(a)  Dividend Equivalent Rights. A Dividend Equivalent Right is an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the grantee. A Dividend Equivalent Right may be granted hereunder to any grantee as a component of another Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award agreement. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other award.

(b)  Interest Equivalents. Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide in the grant for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

(c)  Termination. Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 15 below, in writing after the Award agreement is issued, a grantee's rights in all Dividend Equivalent Rights or interest equivalents shall automatically terminate upon the grantee's termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

Section 13.  TAX WITHHOLDING

(a)  Payment by Grantee. Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company's obligation to deliver stock certificates to any grantee is subject to and conditioned on tax obligations being satisfied by the grantee.

(b)  Payment in Stock. Subject to approval by the Administrator, a grantee may elect to have the minimum required tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Stock owned by the grantee with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

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Section 14.  TRANSFER, LEAVE OF ABSENCE, ETC.

For purposes of the Plan, the following events shall not be deemed a termination of employment:

(a)  a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

(b)  an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee's right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

Section 15.  AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder's consent. Any material Plan amendments (other than amendments that curtail the scope of the Plan), including any Plan amendments that (i) increase the number of shares reserved for issuance under the Plan, (ii) expand the type of Awards available, materially expand the eligibility to participate or materially extend the term of the Plan, or (iii) materially change the method of determining Fair Market Value, shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. If and to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code or to ensure that compensation earned under Awards qualifies as performance-based compensation under Section 162(m) of the Code, if and to the extent intended to so qualify, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 15 shall limit the Administrator's authority to take any action permitted pursuant to Section 3(c).

Section 16.  STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

Section 17.  CHANGE OF CONTROL PROVISIONS

Upon the occurrence of a Change of Control as defined in this Section 17:

(a)  Except as otherwise provided in the applicable Award agreement, each outstanding Stock Option and Stock Appreciation Right shall automatically become fully exercisable.

(b)  Except as otherwise provided in the applicable Award Agreement, conditions and restrictions on each outstanding Restricted Stock Award, Deferred Stock Award and Performance Share Award which relate solely to the passage of time and continued employment will be removed. Performance or other conditions (other than conditions and restrictions relating solely to the passage of time and continued employment) will continue to apply unless otherwise provided in the applicable Award agreement.

(c)  "Change of Control" shall mean the occurrence of any one of the following events:

(i)  any “Person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any of its Subsidiaries, or any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Company or any of its Subsidiaries), together with all “affiliates” and “associates” (as such terms are defined in Rule 12b-2 under the Exchange Act) of such person, shall become the “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25 percent or more of the combined voting power of the Company's then outstanding securities having the right to vote in an election of the Company's Board of Directors (“Voting Securities”) (in such case other than as a result of an acquisition of securities directly from the Company); or

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(ii) persons who, as of the Effective Date, constitute the Company's Board of Directors (the "Incumbent Directors") cease for any reason, including, without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board, provided that any person becoming a director of the Company subsequent to the Effective Date shall be considered an Incumbent Director if such person's election was approved by or such person was nominated for election by either (A) a vote of at least a majority of the Incumbent Directors or (B) a vote of at least a majority of the Incumbent Directors who are members of a nominating committee comprised, in the majority, of Incumbent Directors; but provided further, that any such person whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of members of the Board of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board, including by reason of agreement intended to avoid or settle any such actual or threatened contest or solicitation, shall not be considered an Incumbent Director; or

(iii)  the consummation of a consolidation, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a “Corporate Transaction”); excluding , however, a Corporate Transaction in which the stockholders of the Company immediately prior to the Corporate Transaction, would, immediately after the Corporate Transaction, beneficially own (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, shares representing in the aggregate more than 50 percent of the voting shares of the corporation issuing cash or securities in the Corporate Transaction (or of its ultimate parent corporation, if any); or

(iv) the approval by the stockholders of any plan or proposal for the liquidation or dissolution of the Company.

Notwithstanding the foregoing, a "Change of Control" shall not be deemed to have occurred for purposes of the foregoing clause (i) solely as the result of an acquisition of securities by the Company which, by reducing the number of shares of Voting Securities outstanding, increases the proportionate number of shares of Voting Securities beneficially owned by any person to 25 percent or more of the combined voting power of all then outstanding Voting Securities; provided , however , that if any person referred to in this sentence shall thereafter become the beneficial owner of any additional shares of Voting Securities (other than pursuant to a stock split, stock dividend, or similar transaction or as a result of an acquisition of securities directly from the Company) and immediately thereafter beneficially owns 25 percent or more of the combined voting power of all then outstanding Voting Securities, then a "Change of Control" shall be deemed to have occurred for purposes of the foregoing clause (i).

Section 18.  GENERAL PROVISIONS

(a)  No Distribution; Compliance with Legal Requirements. The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

No shares of Stock shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Administrator may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

(b)  Delivery of Stock Certificates. Stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee's last known address on file with the Company.

(c)  Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

(d)  Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to such Company's insider trading policy, as in effect from time to time.

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(e)  Loans to Grantees. The Company shall have the authority to make loans to grantees of Awards hereunder (including to facilitate the purchase of shares) and shall further have the authority to issue shares for promissory notes hereunder.

(f)  Designation of Beneficiary. Each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee's death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee's estate.

Section 19.  EFFECTIVE DATE OF PLAN

This Plan shall become effective upon approval by the holders of a majority of the votes cast at a meeting of stockholders at which a quorum is present. Subject to such approval by the stockholders and to the requirement that no Stock may be issued hereunder prior to such approval, Stock Options and other Awards may be granted hereunder on and after adoption of this Plan by the Board.

Section 20.  GOVERNING LAW

This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts , applied without regard to conflict of law principles.

DATE APPROVED BY BOARD OF DIRECTORS: January 20, 2004

DATE APPROVED BY STOCKHOLDERS:

37 / STKR / Schedule 14A	END	2004 PROXY STATEMENT